Exhibit 99.1


PricewaterhouseCoopers



PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia PA 19103-7042
Telephone (267) 330 3000
Facsimile (267) 330 3300
www.pwc.com






October 29, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Pegasus Communications Corporation (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company's Form 8-K report dated October 25, 2004. We agree with the statements concerning our Firm in such Form 8-K. However, we make no comment whatsoever regarding material weaknesses in internal accounting controls or any remediation efforts related thereto.

Very truly yours,



PricewaterhouseCoopers LLP